UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 7, 2018 (June 5, 2018)

The Providence Service Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	700 Canal Street, Third Floor Stamford, Connecticut	06902

	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 307-2800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit Facility

On June 7, 2018, The Providence Service Corporation (the “Company”) and certain of its subsidiaries entered into the Fifth Amendment to the Amended and Restated Credit and Guaranty Agreement (the “Amendment”), amending that certain Amended and Restated Credit and Guaranty Agreement dated as of August 2, 2013 (as amended to date, the “Credit Agreement”), by and among the Company, the guarantors from time to time party thereto, the lenders from time to time party thereto and Bank of America, N.A. as administrative agent.

The Amendment extends the maturity date of the Credit Agreement to August 2, 2019. The Amendment also amends certain covenants under the Credit Agreement to provide for greater operational, financial and strategic flexibility, including the implementation of the Company’s previously announced organizational consolidation plan.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 with respect to the Amendment is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On June 5, 2018, the Company issued a press release announcing the record date and payment date for a cash dividend payable to holders of its shares of 5.5%/8.5% Series A convertible preferred stock. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Fifth Amendment to the Amended and Restated Credit and Guaranty Agreement, dated as of June 7, 2018, among The Providence Service Corporation, the guarantors party thereto, the lenders party thereto and Bank of America, N.A., as Administrative Agent.

99.1	Press Release, dated June 5, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: June 7, 2018	By:	/s/ William Severance
	Name:	William Severance
	Title:	Interim Chief Financial Officer